UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event reported): June 26, 2007
MIDWEST BANC HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

DELAWARE	000-29598	36-3252484
State or Other Jurisdiction of	Commission File No.	I.R.S. Employer Identification
Incorporation or Organization		Number
501 W. NORTH AVENUE
MELROSE PARK, ILLINOIS 60160
(Address of principal executive offices)
(708) 865-1053
(Registrant’s Telephone Number,
Including Area Code)
NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.
     On June 25, 2007, the compensation committee of Midwest Banc Holdings, Inc. (“Midwest”), approved the Midwest 2007 Management Incentive Plan (the “Plan”) and recommended approval to the board of directors of Midwest. On June 26, 2007, the board of directors of Midwest approved the Plan. The Plan provides employees an opportunity to earn annual cash incentive compensation and stock incentive compensation for achieving specified, performance-based goals established for the fiscal year. Awards to executive officers are based upon the compensation committee’s review and discussion with Midwest’s chief executive officer concerning his evaluation of each executive’s performance during the year relative to specific goals developed at the beginning of the year. These goals are position specific and include a mix of individual, corporate, and —where relevant- business unit measures. The primary goals for the Plan in 2007 include earnings per share, return on assets, deposit growth and loan growth. The performance objectives allow the executive officer to earn cash and stock incentive compensation (50/50% mix) up to a specified percentage of their base salary if Midwest or the particular business unit achieves established goals.
     The plan applies to various executive officers of Midwest including: Daniel R. Kadolph, Executive Vice President and Chief Financial Officer; Sheldon Bernstein, Executive Vice President, Midwest Bank and Trust Company; and Thomas A. Caravello, Executive Vice President, Midwest Bank and Trust Company. All three of the aforementioned individuals were named executive officers in the Midwest 2007 annual meeting proxy statement.
     The incentive awards for James Giancola, President and Chief Executive Officer of Midwest, and J. J. Fritz, President and Chief Operating Officer of Midwest Bank and Trust Company, are governed by their employment agreements.
     A copy of the 2007 Management Incentive Plan Summary for executive and senior management is attached hereto as Exhibit 10.1.
Item 7.01. Regulation FD Disclosure.
     On June 29, 2007, Midwest announced that it will release second quarter 2007 earnings after the market closes on July 24, 2007 and conduct a conference call to discuss these results the following morning, July 25, 2007, at 11:00 A.M. eastern/10:00 A.M. central. A copy of the press release relating to Midwest’s earnings call is attached hereto as Exhibit 99.1.
     Note: the information in this report provided in item 7.01 (including the exhibit) is furnished pursuant to Item 7.01 and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(c)	Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit 10.1 2007 Management Incentive Plan Summary

Exhibit 99.1 Press Release

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWEST BANC HOLDINGS, INC.

Date: July 2, 2007	By:	/s/ Daniel R. Kadolph

Daniel R. Kadolph Executive Vice President and Chief Financial Officer

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